SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 18, 2003

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Alamo Pintado Road, Solvang, California	93463

(Address of principal executive offices)	(Zip Code)

(805) 688-6644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EX-99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

Exhibit 99.1 Chief Executive Officer and Chief Financial Officer certifications.

Item 9. Regulation FD Disclosure

     On March 9, 2003, Harrington West Financial Group, Inc. (the “Company”) filed its Annual Report on Form 10-K for the period ended December 31, 2002 (the “Report”). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer and Chief Financial Officer of the Company have each signed a certification with respect to the Report, which certifications are attached hereto as Exhibit 99.1, and is hereby incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

By:	/s/ Craig. J. Cerny

Craig J. Cerny Chairman of the Board and Chief Executive Officer

Date: March 18, 2003